UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) December 7, 2004



                                GSE Systems, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)



Delaware                      0-26494                             52-1868008
-----------               ------------------                   --------------
(State or other           (Commission file number)          (I.R.S. employer
 jurisdiction of                                            identification no.)
  incorporation)

                    9189 Red Branch Road, Columbia, MD       21045
                (Address of principal executive offices)   Zip Code


       Registrant's telephone number, including area code: (410) 772-3500



                               Not Applicable
                               ---------------
(Former Name, Former Address, and Former Fiscal Year, If Changed Since Last Report)



Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c)

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 7, 2004, John A. Moore, Jr. notified the Company that he will resign from the Company's Board of Directors effective December 31, 2004.